UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	May 5, 2015 (May 5, 2015)

CLARCOR Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-11024	36-0922490
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

840 Crescent Centre Drive, Suite 600, Franklin, Tennessee 37067
(Address of principal executive offices)

Registrant’s telephone number, including area code:	615-771-3100

No Change
(Former name, former address and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

During the first two months of CLARCOR’s fiscal 2015 second quarter (which will end May 30, 2015), CLARCOR ("the Company"), like certain of its competitors, has observed adverse conditions in certain of its end-markets, most notably in the markets served by its Engine/Mobile Filtration segment.  These conditions include a slowdown in orders from independent Engine/Mobile aftermarket distributors as well as continued softness in the original equipment manufacturer ("OEM") and original equipment supplier ("OES") markets and in certain international markets, which have also been impacted by unfavorable changes in foreign currency exchange rates. Given that the Company still has nearly a month left in its fiscal 2015 second quarter and approximately seven months remaining in its 2015 fiscal year, the Company is not presently in a position to quantify the expected impact that these market conditions may have on the Company’s 2015 sales and diluted earnings per share guidance. The Company intends to address these subjects and provide such information when the Company releases its fiscal 2015 second quarter earnings and full year 2015 earnings guidance in mid-June. However, if present trends continue, the Company would anticipate revising downward its full year 2015 sales and diluted earnings per share guidance at that time.

This Current Report on Form 8-K (this “Form 8-K”) contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements made in this Form 8-K other than statements of historical fact, are forward-looking statements. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Company’s future results may differ materially from the Company’s past results as a result of various risks and uncertainties, including risks associated with the adverse market conditions in certain of the Company's end-markets, including the Company’s Engine/Mobile Filtration segment, noted above and the risk that such market conditions could continue or worsen, and the risk factors discussed in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for fiscal year 2014 filed on January 26, 2015, and other risk factors detailed from time to time in the Company's filings with the Securities and Exchange Commission. You should not place undue reliance on any forward-looking statements. The statements in this Form 8-K are made as of the date of this Form 8-K. The Company undertakes no obligation to publicly update or revise any forward-looking statements or other information included in this Form 8-K, whether as a result of new information, future events, changed circumstances or any other reason.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLARCOR Inc.
(Registrant)

May 5, 2015	By	/s/ David J. Fallon
(Date)		David J. Fallon
Chief Financial Officer and Chief Accounting Officer

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